EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

125 London Wall
London EC2Y  5AJ
(Address of principal executive offices)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

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                               ABN AMRO BANK N.V.


Amsterdam, The Netherlands                               Not Applicable
                                               (IRS employer identification No.)

ABN AMRO Investor Relations
Hoogoorddreef 66-68, P.O. Box 283
1101 BE Amsterdam
The Netherlands


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              ABN AMRO BANK N.V. ($2,044,250,000) Debt Securities

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                                    GENERAL

Item 1.   General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.   Affiliations with the Obligor and Guarantors.

          If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894, which is incorporated by reference.)

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

           8.  Not applicable.

           9.  Not applicable.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 1st day of July, 2002.


                                                 JPMORGAN CHASE BANK


                                                 By /s/ Lucia Jaklitsch
                                                   -----------------------------
                                                        Lucia Jaklitsch

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                    at the close of business March 31, 2002,
                 in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                     ASSETS                                         in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ...........   $ 22,028
     Interest-bearing balances ....................................      9,189
Securities:
Held to maturity securities........................................        428
Available for sale securities......................................     56,159
Federal funds sold and securities purchased under
     agreements to resell .........................................
     Federal funds sold in domestic offices                              1,901
     Securities purchased under agreements to resell                    69,260
Loans and lease financing receivables:
     Loans and leases held for sale................................     13,042
     Loans and leases, net of unearned income        $165,950
     Less: Allowance for loan and lease losses          3,284
     Loans and leases, net of unearned income and
     allowance ....................................................    162,666
Trading Assets ....................................................    152,633
Premises and fixed assets (including capitalized leases)...........      5,737
Other real estate owned ...........................................         43
Investments in unconsolidated subsidiaries and
     associated companies..........................................        366
Customers' liability to this bank on acceptances
     outstanding ..................................................        306
Intangible assets
        Goodwill...................................................      1,908
        Other Intangible assets....................................      7,218
Other assets ......................................................     38,458
TOTAL ASSETS ......................................................   $541,342
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                                  LIABILITIES
Deposits
     In domestic offices .............................................$151,985
     Noninterest-bearing ............................$ 66,567
     Interest-bearing ...............................  85,418
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .......................................... 119,955
        Noninterest-bearing..........................$  6,741
     Interest-bearing ..............................  113,214

Federal funds purchased and securities sold under agree-ments to repurchase:
     Federal funds purchased in domestic offices                        12,983
     Securities sold under agreements to repurchase                     82,618
Trading liabilities ...............................................     94,099
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases).....................     10,234
Bank's liability on acceptances executed and outstanding...........        311
Subordinated notes and debentures .................................      9,679
Other liabilities .................................................     25,609
TOTAL LIABILITIES .................................................    507,473
Minority Interest in consolidated subsidiaries.....................        109

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus......................          0
Common stock ......................................................      1,785
Surplus  (exclude all surplus related to preferred stock)..........     16,304
Retained earnings..................................................     16,548
Accumulated other comprehensive income.............................       (877)
Other equity capital components....................................          0
TOTAL EQUITY CAPITAL ..............................................     33,760
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL              $541,342
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                    JOSEPH L. SCLAFANI



We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                                   WILLIAM B. HARRISON, JR. )
                                                   ELLEN V. FUTTER          )
                                                   LAWRENCE A. BOSSIDY      )


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